THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. SUCH WARRANTS WERE
ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR
HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH
WARRANTS UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS,
UNLESS, IN THE OPINION OF COUNSEL (WHICH SHALL BE REASONABLY SATISFACTORY TO THE
COMPANY), THE TRANSFER WILL VIOLATE THE REGISTRATION REQUIREMENTS OF FEDERAL OR
APPLICABLE STATE SECURITIES LAWS.

                           MATERIAL TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT

                    Certificate Evidencing Right to Purchase

                                 175,000 Shares

                                       Of

                    Common Stock, par value $.0001 per share

This Is To Certify That, Miles Wilson is entitled to purchases from Material
Technologies, Inc., ("Company") up to 175,000 shares of the Company's Common
Stock ("Shares") or the number of Shares as adjusted from rime in accordance with this Warrant and at any time after February 1,1999 and until February
2,2002, (the "Expiration Date") at which time this Warrant shall expire. The exercise price per Share shall be equal to $2.50 per Share, or the amount as adjusted in accordance with this Warrant ("Exercise Price").

This Warrant shall expire on February 1,2002.

Certain Definitions. For a11 purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings.

        (a) "Additional Shares" shall mean all shares of common stock issued by the Company after the date of this Warrant.

        (b) "Share Equivalent" shall mean any Convertible Security or any warrant, option or other right to subscribe for or purchase any
            Additional Shares or any Convertible Security.

        (c) "Convertible Security" shall mean any security of the Company convertible into or by its terms exchangeable for Additional
            Shares.

Stock Purchase Warrant

                        ARTICLE 1. Exercise of Warrants.

1.1 Manner of Exercise. Prior to the Expiration Date, this Warrant may be exercised, in whole or in part, at any time or from time to time. To exercise, the Holder shall deliver to the Company, (a) a written notice, in substantia11y the form of the exercise Notice attached as Exhibit A, of such Holder's election to exercise this Warrant, which sha11 be duly executed by the Holder, his duly authorized agent. Or attorney, (b) a certified or bank cashiers check payable to the order of the Company in an amo\p1t equal to the aggregate Exercise Price for the number of warrant Shares being purchased, and (c) this Warrant The Company shall, as promptly as practicable, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates evidencing the aggregate number of Warrant Shares specified in such Notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or other person so designated shall be deemed for a11 purposes to have become a holder of record of such shares, as of the date the Notice is received by the
Company. If this Warrant is exercised only in part, the Company shall, at the time of delivery of the certificate or certificates evidencing the Shares specified in such Notice, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant. The company shall pay all expenses, taxes, and other charges payable in connection with the issuance and delivery of stock certificates and new Warrants.

1.2 Fractional Shares. No fractional Shares will be issued in connection with any purchase in accordance with this Warrant. In lieu of such fractional shares the Company shall make a cash refund equal to the product of the applicable fraction multiplied by the Exercise Price paid by the Holder for one Warrant
Share upon such exercise.

ARTICLE 2. Transfer. Subject to compliance with the Securities Act of 1933; as amended (the "Securities Act"), this Warrant is transferable, in whole or in part, at the offices of the Company by the Holder in person or by duly authorized attorney, upon presentation of this Warrant certificate and an
Assignment, substantially in the form of Exhibit B hereto, properly completed and executed.

ARTICLE 3. Adjustment of Exercise Price and Number of Warrant shares. The number and kind of securities purchasable upon the exercise of this Warrant and the
Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

3.1. Reclassification. Consolidation or Merger. If (a) the outstanding securities of the class issuable upon exercise of this Warrant are changed or reclassified (other than as a result of a division, combination. increase, or decrease in the number of such securities outstanding), or (b) if the Company is consolidated or merged with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change, other than a division or combination of outstanding securities issuable upon the exercise of this
Warrant or an increase or decrease in the number of such securities outstanding), or (c) if all or substantially all of the assets of the Company are sold or transferred, the Company or such successor or purchasing corporation, us the case may be, shall, without requiring any additional consideration therefore, issue a new Warrants in exchange for this Warrant providing that the Holder of this Warrant shall have the right to exercise such

Stock Purchase Warrant

new Warrants upon terms not less favorable to the Holder than those then applicable to this Warrant and to receive upon such exercise, in lieu of each
Share issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer by the holder of one share of Common Stock issuable upon exercise of this warrant had this
Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 3 The Holder shall be entitled to the benefits of the new warrant Immediately upon any such reclassification, change, consolidation, merger, sale, or transfer, whether or not 8 certificate evidencing such new warrant has been issued. The provisions of this Section 3.1 shall simi1aIiy apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

3.2. Subdivision or Combination. If, while this Warrant remains out.1tanding and unexpired, the Company subdivides or Combines its outstanding securities of the class issuable upon exercise of this Warrant, the Exercise Price shall, in case of subdivision, be proportionately reduced as of the effective date of such subdivision, or shall be, in the case of combination, proportionately increased as or the effective date of such combination.

3.3. Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired pays a dividend or makes any other distribution on its
Shares payable in Shares, then the Exercise Price shall be adjusted, as of the date of such payment or other distribution to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of Shares outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of Shares outstanding immediately after such dividend or distribution.

3.4. Liquidating Dividends, Etc. If the Company at any time while this Warrant is outstanding and unexpired distributes its assets to the holders of its Shares as a dividend in liquidation or partial liquidation or as return of Capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the holder of this Warrant shall, upon exercise, be entitled to receive, in addition to the number of Shares receivable, and without payment of any additional consideration, a sum equal to the amount of such assets as would have been payable to such holder as owner of that number of Shares had such holder been the holder of record of such Common
Stock on the record date for such distribution and an appropriate provision therefore shall be made a part of any such distribution.

3.5. Other Action Affecting Common Stock. If the Company shall take any action affecting its Shares, other thal1811 action described in Sections 3.1 through
3.7, inclusive, which, in the opinion of the Board of Directors would have a materially adverse effect upon the rights or the holder of this Warrant, the
Exercise Price shall be adjusted in such manner and at such time as the Board of
Directors may in good faith determine to be on the circumstances.

3.6. Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to any provision of this Article 3, the number of Shares purchasable shall be adjusted, to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

Stock Purchase Warrant

3.7. Notice of Adjustments. Whenever the Exercise Price shall be adjusted, the
Company shall make a certificate signed by its President or a Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant secretary setting forth, in reasonable detail, the event requiring adjustment, the amount of adjustment, the method of calculating such adjustment (including describing the basis on which the Board of Directors made its determination), and the Exercise
Price after giving effect to such adjustment, and, promptly after each adjustment, shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the Holder. A determination of any adjustment to the
Exercise Price or the Number or kind of shares other securities issuable upon exercise of this Warrant, made by independent certified public accountants selected by the Company, shall be final and binding on ail parties.

                  ARTICLE 4. Further Covenants of the Company

4.1. Warrant Shares. The Company covenants and agrees that all shares which may be issued upon exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid, non-assessable, and free from all taxes, liens, and charges. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company mall at all times have authorized, and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

4.2 Exchange of Warrants. Upon surrender for exchange or transfer of any warrant certificate, properly endorsed to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the Holder a new Warrant
Certificate or certificates of like tenor, in the name of such Holder or as such
Holder may direct. Until transfer of this Warrant certificate on the books of the Company, the Company may treat the registered Holder hereof as the owner for all purposes.

4.3. Notice of Record Date. The Company shall give the Holder not less than ten
(10) days' prior notice of the fixing of a record date for the determining stockholders entitled to any notice, distribution, or vote or for any other purpose.

ARTICLE 5. Governing Law. This Warrant shall be governed by and construed in accordance with the substantive law of the State of Delaware without giving effect to the principles of Conflicts of laws thereof:

IN WITNESS WHEREOF, the Company has caused this Warrant certificate to be executed on this 8 day of February 1999, by its proper corporate officers thereunto duly authorized.

                                       MATERIAL TECHNOLOGIES, INC

                                       By: Robert M. Bernstein
                                           Robert M. Bernstein, President

Stock Purchase Warrant

                                    EXHIBIT A

                                 EXERCISE NOTICE

                  (To be signed only upon exercise of Warrant)

         To Material Technologies, Inc.

         The undersigned, the Holder of the enclosed Warrant Certificate, hereby irrevocably elects to exercise the purchase right represented by such
         Warrant certificate to purchase there under, ______________________
         shares of the Common stock of Material Technologies, Inc. and here with makes payment to Material Technologies, Inc. of $_____________________
         therefore, and requests that a certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

         Dated;_________________                    ____________________________
                                                    Print Name

                                 (Signature must conform in all respects to name
                                 of holder as specified on the face of the
                                 Warrant Certificate)

                                                    Address:
                                                    ____________________________

                                                    ____________________________

                                                    ____________________________

                                                    Taxpayer Identification Number:

                                                    ____________________________

         */ Insert the number of shares called for on the face of the Warrant
         Certificate or, in the case of a partial exercise, the portion therefore as to which the Warrant is being exercised, in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of the
         Warrant, may be deliverable upon exercise.

Stock Purchase Warrant

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

        For value received, the undersigned hereby sells, assigns and transfers to_______________________ the right represented by the attached Warrant
        Certificate to purchase,_______________________Warrant Shares of
        Material Technologies, Inc., as defined in the Warrant Agreement with full power of substitution.

         Dated;_________________                    ____________________________
                                                    Print Name

                                 (Signature must conform in all respects to name
                                 of holder as specified on the face of the
                                 Warrant Certificate)

                                                    Address:
                                                    ____________________________

                                                    ____________________________

                                                    ____________________________

                                                    Taxpayer Identification Number:

                                                    ____________________________